                                                                    EXHIBIT 10.9



                    AMENDMENT AND MODIFICATION OF STOCK PLAN

         THIS AMENDMENT AND MODIFICATION OF STOCK PLAN (the "Amendment"), dated as of the 7th day of July, 1995, is made and entered into by and between Dwayne K. Chipman, an individual (the "Employee"), George E. Richmond, an individual (the "Owner"), Young Dental Manufacturing Company, Inc., a Missouri corporation (the "Operating Company") and Young Innovations, Inc., a
Missouri corporation (the "Holding Company").

                                R E C I T A L S

         A. As of the date of this Amendment, Employee is the owner of 1,249 shares of the common stock of the Operating Company (the "Shares").

         B. The Employee, the Owner and the Operating Company have made and entered into a Stock Plan Agreement dated as of September 16, 1992 (the "Agreement"), pursuant to which Agreement Employee purchased the Shares from the Owner subject to the rights, restrictions and obligations of Employee, Owner and the Operating Company, all as provided in said Agreement.

         C. Employee and Holding Company have agreed, pursuant to an Exchange Agreement between the Holding Company and Employee of even date herewith (the "Exchange Agreement"), that Employee and Holding Company will exchange each of the Shares of the common stock of the Operating Company presently owned by Employee for Eleven and Nine-Tenths (11.9) shares of the common stock of the Holding Company (the "New Shares"), on the terms and conditions as set forth in said Exchange Agreement.

         D. Each of the parties hereto desire to modify the terms and conditions of the Agreement as provided herein.

         E. Each of the parties hereto deem it to be in their respective best interests to modify the terms of the Agreement as provided herein.

         NOW, THEREFORE, in consideration of the premises and promises contained herein, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.  CONSENT TO EXCHANGE AGREEMENT.

                 1.1 Consent of Owner. The Owner hereby consents to exchange of the Shares for the New Shares by the Employee with the Holding Company pursuant to the Exchange Agreement.

                 1.2 Consent of Operating Company. The Operating Company hereby consents to the exchange of the Shares for the New Shares by the Employee with the Holding Company pursuant to the Exchange Agreement.

         SECTION 2. APPLICATION OF AGREEMENT TO NEW SHARES. From and after the date of the Exchange Closing (as that term is defined in the Exchange Agreement) the terms and provisions of the Agreement, as amended by this Amendment, shall apply to the New Shares and the rights, duties and obligations of the Operating Company shall be assigned to and assumed by the Holding Company in all respects in connection with the Agreement.

         SECTION 3. TERMINATION OF AGREEMENT UPON CERTAIN EVENTS. The Agreement, as amended hereby, shall terminate, be null and void and of no further force or effect whatsoever at such time as the Holding Company shall become subject to the reporting requirements of Section 15(d) or Section 13 of the Securities Exchange Act of 1934, as amended.

         SECTION 4.  GENERAL PROVISIONS.

                 4.1 Assignment. This Amendment shall not be assignable by any party without the prior written consent of all other parties hereto. Subject to the foregoing, this Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective representatives, successors and assigns.

                 4.2 Waiver. The failure of a party to insist upon strict adherence to any term of this Amendment on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Amendment.

                 4.3 Entire Agreement; Amendment. This Amendment shall supersede any and all existing agreements between the parties hereto and relating to the subject matter hereof and may not be further amended except by a written agreement signed by all parties hereto.

                 4.4 Heading. Section headings are used herein for convenience of reference only and shall not affect the meaning of any provision of this Amendment.

                 4.5 Severability. If any provision of the Agreement or this Amendment is invalid or unenforceable, the balance of the Agreement as modified hereby shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons or circumstances.

                 4.6 Further Assurances. The parties hereto shall each take as promptly as possible all such action as may be necessary or appropriate in order to effectuate the transactions contemplated hereunder, subject to the terms explicitly set out herein.

                 4.7 Counterparts. This Amendment may be executed in one or more counterparts each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.

                 IN WITNESS WHEREOF, the parties set their hands to this instrument as of the date first written above.

                                             EMPLOYEE:

                                             /s/ Dwayne Keith Chipman
                                             --------------------------------
                                             Dwayne K. Chipman


                                             OWNER:

                                             /s/ George E. Richmond
                                             --------------------------------
                                             George E. Richmond


                                             OPERATING COMPANY:

                                             Young Dental Manufacturing Company


                                             By: /s/ George E. Richmond
                                                 ----------------------------
                                             Name:
                                                  ---------------------------
                                             Title:
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                                             HOLDING COMPANY:

                                             Young Innovations, Inc.


                                             By:/s/ George E. Richmond
                                                -----------------------------
                                             Name:
                                                  ---------------------------
                                             Title:
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